Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2011
Acquisitions and Divestitures [Abstract]
Acquisitions and Divestitures
3.  Acquisitions and Divestitures

Acquisitions

During 2011, 2010 and 2009, we completed the following acquisitions.  For each of these acquisitions, we recorded all the acquired assets and assumed liabilities at their estimated fair market values as of the acquisition date.  The results of operations from these acquisitions accounted for as business combinations are included in our consolidated financial statements from the acquisition date.

			Assignment of Purchase Price
			(in millions)
Ref.	Date	Acquisition	Purchase Price	Current Assets	Property Plant & Equipment	Deferred Charges & Other	Goodwill
(1)	4/09	Megafleet Towing Co., Inc. Assets	$21.7	$-	$7.1	$4.0	$10.6
(2)	7/09	Portland Airport Pipeline	9.0	-	9.0	-	-
(3)	10/09	Crosstex Energy, L.P. Natural Gas Treating Business	270.7	15.0	181.7	25.4	48.6
(4)	11/09	Endeavor Gathering LLC	36.0	-	-	36.0	-
(5)	1/10	USD Terminal Acquisition	201.1	-	43.1	100.0	58.0
(6)	3/10	Mission Valley, California Products Terminal	13.5	-	13.5	-	-
(7)	3/10	Slay Industries Terminal Acquisition	101.6	-	67.9	32.8	0.9
(8)	5/10	KinderHawk Field Services LLC	917.4	-	-	917.4	-
(9)	7/10	Direct Fuels Terminal Acquisition	16.0	-	5.3	-	10.7
(10)	9/10	Gas-Chill, Inc. Natural Gas Treating Assets	13.1	-	8.0	5.1	-
(11)	10/10	Allied Concrete Terminal Acquisition	8.6	-	3.9	4.7	-
(12)	10/10	Chevron Refined Products Terminals	32.3	-	32.1	0.2	-
(13)	1/11	Watco Companies, LLC	50.0	-	-	50.0	-
(14)	2/11	Deeprock North, LLC	15.9	-	-	15.9	-
(15)	6/11	TGS Development, L.P. Terminal Acquisition	74.1	-	42.6	31.5	-
(16)	7/11	KinderHawk Field Services LLC and EagleHawk Field Services LLC	912.1	35.5	641.6	140.8	94.2
(17)	11/11	SouthTex Treaters, Inc. Natural Gas Treating Assets	178.5	26.8	9.3	16.7	125.7
(18)	12/11	Lorton, Virginia Products Terminal	12.5	-	12.5	-	-
(19)	12/11	Watco Companies, LLC	50.0	-	-	50.0	-
(20)	12/11	Battleground Oil Specialty Terminal Company LLC	26.1	-	26.1	-	-

(1) Megafleet Towing Co., Inc. Assets

Effective April 23, 2009, we acquired certain terminals assets from Megafleet Towing Co., Inc. for an aggregate consideration of approximately $21.7 million.  Our consideration included $18.0 million in cash and an obligation to pay additional cash consideration on April 23, 2014 (five years from the acquisition date) contingent upon the purchased assets providing us an agreed-upon amount of earnings, as defined by the purchase and sale agreement, during the five year period.  The contingent consideration had a fair value of $3.7 million as of the acquisition date.  The acquired assets primarily consisted of nine marine vessels that provided towing and harbor boat services along the Gulf coast, the intracoastal waterway, and the Houston Ship Channel.  The acquisition complemented and expanded our existing Gulf Coast and Texas petroleum coke terminal operations.  We also recorded $10.6 million of our purchase price as "Goodwill," and we expected that approximately $5.0 million of this goodwill amount would be deductible for tax purposes.  We believed the primary item that generated the goodwill was the value of the synergies created between the acquired assets and our pre-existing Texas petroleum coke handling assets.

In February 2011, we sold certain assets acquired from Megafleet, and we contributed the ownership interest in the boat fleeting business we acquired to a joint venture.  For more information about these events, see "-Divestitures-Megafleet Towing Co., Inc. Assets" below.

(2) Portland Airport Pipeline

On July 31, 2009, we acquired a refined products pipeline, as well as associated valves, equipment and other fixtures, from Chevron Pipe Line Company for $9.0 million in cash.  The approximate 8.5 mile, 8-inch diameter pipeline is located in Multnomah County, Oregon.  The line transports commercial jet fuel from our Willbridge liquids terminal facility to the Portland International Airport, both located in Portland, Oregon.  It has an estimated system capacity of approximately 26,000 barrels per day.  The acquisition enhanced our West Coast terminal operations, and the acquired assets are included in our Products Pipelines business segment.

(3) Crosstex Energy, L.P. Natural Gas Treating Business

On October 1, 2009, we acquired the natural gas treating business from Crosstex Energy, L.P. and Crosstex Energy, Inc. for an aggregate consideration of $270.7 million, consisting of $265.3 million in cash and assumed liabilities of $5.4 million.  The acquired assets primarily consisted of approximately 290 natural gas amine-treating and hydrocarbon dew-point control plants and related equipment, and are used to remove impurities and liquids from natural gas in order to meet pipeline quality specifications.  The assets are predominantly located in Texas and Louisiana, with additional facilities located in Mississippi, Oklahoma, Arkansas and Kansas.  The acquisition complemented and expanded the existing natural gas treating operations offered by our Texas intrastate natural gas pipeline group, and all of the acquired assets are included in our Natural Gas Pipelines business segment.

We measured the identifiable intangible assets acquired at fair value on the acquisition date, and accordingly, we recognized $25.4 million in "Deferred charges and other assets," representing the purchased fair value of separate and identifiable relationships with existing natural gas producing customers.  We estimate the remaining useful life of these existing customer relationships to be between approximately eight and nine years.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, we recognized $48.6 million of "Goodwill," an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets acquired.  We believe the primary item that generated the goodwill is our ability to grow the business by leveraging our pre-existing natural gas operations (resulting from the increase in services now offered by our natural gas processing and treating operations in the state of Texas), and we believe that this value contributed to our acquisition price exceeding the fair value of acquired identifiable net assets and liabilities-in the aggregate, these factors represented goodwill.  Furthermore, this entire amount of goodwill is expected to be deductible for tax purposes.

(4) Endeavor Gathering LLC

On November 1, 2009, we acquired a 40% membership interest in Endeavor Gathering LLC for $36.0 million in cash.  Endeavor Gathering LLC owns the natural gas gathering and compression business previously owned by GMX Resources Inc. and its wholly-owned subsidiary, Endeavor Pipeline, Inc.  Endeavor Gathering LLC provides natural gas gathering service to GMX Resources' exploration and production activities in its Cotton Valley Sands and Haynesville/Bossier Shale horizontal well developments located in East Texas.  The remaining 60% interest in Endeavor Gathering LLC is owned by GMX Resources, Inc., and Endeavor Pipeline Inc. remained operator of the business.  The acquired investment complemented our existing natural gas gathering and transportation business located in the state of Texas.  We account for this investment under the equity method of accounting, and the investment is included in our Natural Gas Pipelines business segment.  For more information on our investments, see Note 6.

(5) USD Terminal Acquisition

On January 15, 2010, we acquired three ethanol handling train terminals from US Development Group LLC for an aggregate consideration of $201.1 million, consisting of $114.3 million in cash, $81.7 million in common units, and $5.1 million in assumed liabilities.  The three train terminals are located in Linden, New Jersey; Baltimore, Maryland; and Euless, Texas.  As part of the transaction, we announced the formation of a joint venture with US Development Group LLC to optimize and coordinate customer access to the three acquired terminals, other ethanol terminal assets we already own and operate, and other terminal projects currently under development by both parties.  The acquisition complemented and expanded the ethanol and rail terminal operations we previously owned, and all of the acquired assets are included in our Terminals business segment.

Based on our measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed on the acquisition date, we assigned $94.6 million of our combined purchase price to "Other intangibles, net," and a combined $5.4 million to "Other current assets" and "Deferred charges and other assets."  The acquired intangible amount represented the fair value of customer relationships, and we estimated the remaining useful life of these customer relationships to be 10 years.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, we recognized $58.0 million of "Goodwill," an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets.  We believe the primary items that generated the goodwill are the value of the synergies created between the acquired assets and our pre-existing ethanol handling assets, and our expected ability to grow the business by leveraging our pre-existing experience in ethanol handling operations.  We expect that the entire amount of goodwill will be deductible for tax purposes.

(6) Mission Valley Terminal Acquisition

On March 1, 2010, we acquired the refined products terminal assets at Mission Valley, California from Equilon Enterprises LLC (d/b/a Shell Oil Products US) for $13.5 million in cash.  The acquired assets included buildings, equipment, delivery facilities (including two truck loading racks), and storage tanks with a total capacity of approximately 170,000 barrels for gasoline, diesel fuel and jet fuel.  The terminal operates under a long-term terminaling agreement with Tesoro Refining and Marketing Company.  The acquisition enhanced our Pacific operations and complemented our existing West Coast terminal operations, and the acquired assets are included in our Products Pipelines business segment.

(7) Slay Industries Terminal Acquisition

On March 5, 2010, we acquired certain bulk and liquids terminal assets from Slay Industries for an aggregate consideration of $101.6 million, consisting of $97.0 million in cash, assumed liabilities of $1.6 million, and an obligation to pay additional cash consideration of $3.0 million in years 2013 through 2019, contingent upon the purchased assets providing us an agreed-upon amount of earnings during the three years following the acquisition.  Including accrued interest, we expect to pay approximately $2.0 million of this contingent consideration in the first half of 2013.

The acquired assets included (i) a marine terminal located in Sauget, Illinois; (ii) a transload liquid operation located in Muscatine, Iowa; (iii) a liquid bulk terminal located in St. Louis, Missouri; and (iv) a warehousing distribution center located in St. Louis.  All of the acquired terminals have long-term contracts with large creditworthy shippers.  As part of the transaction, we and Slay Industries entered into joint venture agreements at both the Kellogg Dock coal bulk terminal, located in Modoc, Illinois, and at the newly created North Cahokia terminal, located in Sauget and which has approximately 175 acres of land ready for development.  All of the assets located in Sauget have access to the Mississippi River and are served by five rail carriers.  The acquisition complemented and expanded our pre-existing Midwest terminal operations by adding a diverse mix of liquid and bulk capabilities, and all of the acquired assets are included in our Terminals business segment.

Based on our measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed, we assigned $24.6 million of our combined purchase price to "Other intangibles, net" (representing customer contracts with an estimated remaining useful life of 20 years), and $8.2 million to "Investments."  We also recorded $0.9 million of our combined purchase price as "Goodwill," representing certain advantageous factors that contributed to our acquisition price exceeding the fair value of acquired identifiable net assets.  In the aggregate, these factors represented goodwill, and we expect to deduct the entire amount of goodwill for tax purposes.

(8) KinderHawk Field Services LLC

On May 21, 2010, we purchased a 50% ownership interest in Petrohawk Energy Corporation's natural gas gathering and treating business in the Haynesville shale gas formation located in northwest Louisiana for an aggregate consideration of $917.4 million in cash.  During a short transition period, Petrohawk continued to operate the business, and effective October 1, 2010, a newly formed company named KinderHawk Field Services LLC, owned 50% by us and 50% by Petrohawk, assumed the joint venture operations.  The acquisition complemented and expanded our existing natural gas gathering and treating businesses, and we assigned our entire purchase price to "Investments" (including $144.8 million of equity method goodwill, representing the excess of our investment cost over our proportionate share of the fair value of the joint venture's identifiable net assets).

On July 1, 2011, we acquired from Petrohawk Energy Corporation both the remaining 50% equity ownership interest in KinderHawk Field Services LLC and a 25% equity ownership interest in Petrohawk's natural gas gathering and treating business located in the Eagle Ford shale formation in South Texas.  For more information about this acquisition, see "-(16) KinderHawk Field Services LLC and EagleHawk Field Services LLC" below.

(9) Direct Fuels Terminal Acquisition

On July 22, 2010, we acquired a terminal with ethanol tanks, a truck rack and additional acreage in Dallas, Texas, from Direct Fuels Partners, L.P. for an aggregate consideration of $16 million, consisting of $15.9 million in cash and an assumed property tax liability of $0.1 million.  The acquired terminal facility is connected to and complements the Euless, Texas unit train terminal we acquired from USD Development Group LLC in January 2010 (described above in "-(5) USD Terminal Acquisition).  All of the acquired assets are included in our Terminals business segment.  After measuring all of the identifiable tangible and intangible assets acquired and liabilities assumed at fair value on the acquisition date, we recognized $10.7 million of "Goodwill," an intangible asset representing the future economic benefits expected to be derived from the acquisition that was not assigned to other identifiable, separately recognizable assets acquired.  We believe the primary items that generated the goodwill are the value of the synergies created between the acquired assets and our pre-existing ethanol handling assets, and our expected ability to grow the business by leveraging our pre-existing experience in ethanol handling operations.  We expect that the entire amount of goodwill will be deductible for tax purposes.

(10) Gas-Chill, Inc. Asset Acquisition

On September 1, 2010, we acquired the natural gas treating assets of Gas-Chill, Inc. for an aggregate consideration of $13.1 million, consisting of $10.5 million in cash paid on closing, and an obligation to pay a holdback amount of $2.6 million within eighteen months from closing.  We paid 50% of this holdback amount to Gas-Chill, Inc. in September 2011, and we expect to pay the remaining amount in the first quarter of 2012.  The acquired assets primarily consisted of more than 100 mechanical refrigeration natural gas hydrocarbon dew point control units that are used to remove hydrocarbon liquids from natural gas streams prior to entering transmission pipelines.  The acquisition complemented and expanded the existing natural gas treating operations offered by our Texas intrastate natural gas pipeline group, and all of the acquired assets are included in our Natural Gas Pipelines business segment.  We assigned $8.0 million of our purchase price to "Property, Plant and Equipment, net" and the remaining $5.1 million to "Other intangibles, net" (representing both a technology-based asset and customer-related contract values).

(11) Allied Concrete Bulk Terminal Assets

On October 1, 2010, we acquired certain bulk terminal assets and real property located in Chesapeake, Virginia, from Allied Concrete Products, LLC and Southern Concrete Products, LLC for an aggregate consideration of $8.6 million, consisting of $8.1 million in cash and an assumed environmental liability of $0.5 million.  The acquired terminal facility is situated on 42 acres of land and can handle approximately 250,000 tons of material annually, including pumice, aggregates and sand.  The acquisition complemented the bulk commodity handling operations at our nearby Elizabeth River terminal, also located in Chesapeake, and all of the acquired assets are included in our Terminals business segment.  We assigned $3.9 million of our purchase price to "Property, Plant and Equipment, net" and the remaining $4.7 million to "Other intangibles, net" (representing customer-related contract values).

(12) Chevron Refined Products Terminal Assets

On October 8, 2010, we acquired four separate refined petroleum products terminals from Chevron U.S.A. Inc. for an aggregate consideration of $32.3 million, consisting of $31.5 million in cash and an assumed environmental liability of $0.8 million.  Combined, the terminals have storage capacity of approximately 650,000 barrels for gasoline, diesel fuel and jet fuel, and Chevron has entered into long-term contracts with us to terminal product at the terminals.  The acquisition complemented and expanded our existing refined petroleum products assets, and all of the acquired assets are included in our Products Pipelines business segment.  We assigned $32.1 million of our purchase price to "Property, Plant and Equipment, net" and the remaining $0.2 million to "Deferred charges and other assets" (representing the fair value of petroleum pipeline product additives).

(13) Watco Companies, LLC

On January 3, 2011, we purchased 50,000 Class A preferred shares of Watco Companies, LLC for $50.0 million in cash in a private transaction.  In connection with our purchase of these preferred shares, the most senior equity security of Watco, we entered into a limited liability company agreement with Watco that provides us certain priority and participating cash distribution and liquidation rights.  Pursuant to the agreement, we receive priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter (13% annually), and we participate partially in additional profit distributions at a rate equal to 0.5%.  The preferred shares have no conversion features and hold no voting powers, but do provide us certain approval rights, including the right to appoint one of the members to Watco's Board of Managers.  As of December 31, 2010, we placed our $50.0 million investment in a cash escrow account and we reported this amount separately as "Restricted deposits" on our accompanying consolidated balance sheet.  On December 28, 2011, we made an additional $50 million investment in Watco, as described below in "-(19) Watco Companies, LLC."

(14) Deeprock North, LLC

On February 17, 2011, Deeprock Energy Resources, LLC, Mecuria Energy Trading, Inc., and our subsidiary Kinder Morgan Cushing LLC, entered into formal agreements for a crude oil storage joint venture located in Cushing, Oklahoma.  The joint venture is named Deeprock North, LLC, and on that date it operated an existing crude oil tank farm that had storage capacity of one million barrels.  We contributed $15.9 million for a 50% ownership interest in Deeprock North, and during 2011, we contributed an additional $7.7 million for our proportionate share of costs related to the construction of three new storage tanks that provide for incremental storage capacity of 750,000 barrels.  The new tanks were completed and placed in service during the fourth quarter of 2011.  Deeprock Energy owns a 12.02% member interest in Deeprock North and is the construction manager and operator of the joint venture.  Mecuria owns the remaining 37.98% member interest and is the anchor tenant for the joint venture's crude oil capacity for the next five years with an option to extend.  In addition, we entered into a development agreement with Deeprock Energy that gives us an option to participate in future expansions on Deeprock Energy's remaining 254 acres of undeveloped land.  We account for our investment under the equity method of accounting, and our investment and our pro rata share of Deeprock North's operating results are included as part of our Terminals business segment.

(15) TGS Development, L.P. Terminal Acquisition

On June 10, 2011, we acquired a newly constructed petroleum coke terminal located in Port Arthur, Texas from TGS Development, L.P. (TGSD) for an aggregate consideration of $74.1 million, consisting of $42.9 million in cash, $23.7 million in common units, and an obligation to pay additional consideration of $7.5 million.  We estimate our remaining $7.5 million obligation will be paid to TGSD approximately one year from the closing (in May or June 2012), and will be settled in cash and/or common units, depending on TGSD's election.

All of the acquired assets are located in Port Arthur, Texas, and include long-term contracts to provide petroleum coke handling and cutting services to improve the refining of heavy crude oil at Total Petrochemicals USA Inc.'s Port Arthur refinery.  The refinery is expected to produce more than one million tons of petroleum coke annually.  Based on our measurement of fair values for all of the identifiable tangible and intangible assets acquired, we assigned $42.6 million of our combined purchase price to "Property, plant and equipment, net," and the remaining $31.5 million to "Other intangibles, net," representing the combined fair values of two separate intangible customer contracts with Total.  The acquisition complemented our existing Gulf Coast bulk terminal facilities and expanded our pre-existing petroleum coke handling operations.  All of the acquired assets are included as part of our Terminals business segment.

(16) KinderHawk Field Services LLC and EagleHawk Field Services LLC

Effective July 1, 2011, we acquired from Petrohawk Energy Corporation both the remaining 50% equity ownership interest in KinderHawk Field Services LLC that we did not already own and a 25% equity ownership interest in Petrohawk's natural gas gathering and treating business located in the Eagle Ford shale formation in South Texas for an aggregate consideration of $912.1 million, consisting of $835.1 million in cash and assumed debt of $77.0 million

(representing 50% of KinderHawk's borrowings under its bank credit facility as of July 1, 2011).  We then repaid the outstanding $154.0 million of borrowings and following this repayment, KinderHawk had no outstanding debt.

Following our acquisition of the remaining ownership interest on July 1, 2011, we changed our method of accounting from the equity method to full consolidation, and due to the fact that we acquired a controlling financial interest in KinderHawk, we remeasured our previous 50% equity investment in KinderHawk to its fair value.  We recognized a $167.2 million non-cash loss as a result of this remeasurement.  The loss amount represents the excess of the carrying value of our investment ($910.2 million as of July 1, 2011) over its fair value ($743.0 million), and we reported this loss separately within the "Other Income (Expense)" section in our accompanying consolidated statements of income for the year ended December 31, 2011.

We then measured the fair values of the acquired identifiable tangible and intangible assets and the assumed liabilities on the acquisition date, and assigned the following amounts:

-	$35.5 million to current assets, primarily consisting of trade receivables and materials and supplies inventory;

-	$641.6 million to property, plant and equipment;

-	$93.4 million to our 25% investment in EagleHawk;

-	$883.2 million to a long-term intangible customer contract, representing the contract value of natural gas gathering services to be performed for Petrohawk over an approximate 20-year period; less

-	$92.8 million assigned to assumed liabilities, not including $77.0 million for the 50% of KinderHawk's borrowings under its bank credit facility that we were previously responsible for.

Based on the excess of (i) the consideration we transferred ($912.1 million) and the fair value of our previously held interest ($743.0 million); over (ii) the combined fair value of net assets acquired ($1,560.9 million), we recognized $94.2 million of "Goodwill."  This goodwill intangible asset represents the future economic benefits expected to be derived from this strategic acquisition that are not assignable to other individually identifiable, separately recognizable assets acquired.  We believe the primary items that generated the goodwill are the value of the synergies created by expanding our natural gas gathering operations.  We expect this entire amount of goodwill to be deductible for tax purposes.  Furthermore, we believe the fair value of $16.6 million assigned to "Accounts, notes and interest receivable, net" is fully realizable.

KinderHawk Field Services LLC owns and operates one of the largest natural gas gathering and midstream business in the Haynesville shale formation located in northwest Louisiana, consisting of more than 400 miles of pipeline with over 2.0 billion cubic feet per day of pipeline capacity.  Currently, it gathers approximately 1.1 billion cubic feet of natural gas per day. The Eagle Ford natural gas gathering joint venture is named EagleHawk Field Services LLC, and we account for our 25% investment under the equity method of accounting.  Petrohawk operates EagleHawk Field Services LLC and owns the remaining 75% ownership interest.  The joint venture owns two midstream gathering systems in and around Petrohawk's Hawkville and Black Hawk areas of Eagle Ford and combined, the joint venture's assets as of December 31, 2011 consist of more than 280 miles of gas gathering pipelines and approximately 140 miles of condensate gathering lines.  It also has a life of lease dedication of Petrohawk's Eagle Ford reserves that provides Petrohawk and other Eagle Ford producers with gas and condensate gathering, treating and condensate stabilization services.

All of the acquired assets are included in our Natural Gas Pipelines business segment.  Additionally, on August 25, 2011, mining and oil company BHP Billiton completed its previously announced acquisition of Petrohawk Energy Corporation through a short-form merger under Delaware law.  The merger was closed with Petrohawk being the surviving corporation as a wholly owned subsidiary of BHP Billiton.  The acquisition will not affect the terms of our contracts with Petrohawk.

(17) SouthTex Treaters, Inc. Asset Acquisition

On November 30, 2011, we acquired a manufacturing complex and certain natural gas treating assets from SouthTex Treaters, Inc. for an aggregate consideration of $178.5 million, consisting of $151.5 million in cash and assumed liabilities of $27.0 million.  SouthTex Treaters, Inc. is a leading manufacturer, designer and fabricator of natural gas treating plants that are used to remove impurities (carbon dioxide and hydrogen sulfide) from natural gas before it is delivered into gathering systems and transmission pipelines to ensure that it meets pipeline quality specifications.  The acquisition complemented and expanded our existing natural gas treating business, and all of the acquired operations are included in our Natural Gas Pipelines business segment.

Based on our measurement of fair values for all of the identifiable tangible and intangible assets acquired and liabilities assumed, we assigned $26.8 million of our combined purchase price to current assets (consisting of $13.5 million included within "Accounts, notes and interest receivable, net" and $13.3 million included within "Inventories"), $9.3 million to "Property, plant and equipment, net," $16.6 million to "Deferred charges and other assets" (representing the fair value of construction in process costs), and $0.1 million to a non-compete agreement included within "Other intangibles, net."  The remaining $125.7 million of our purchase price was recorded to "Goodwill," an intangible asset representing the future economic benefits expected to be derived from this acquisition that are not assigned to other identifiable, separately recognizable assets acquired.  We believe the fair value of receivables is fully realizable, and we believe the primary item that generated the goodwill is our ability to grow the business by leveraging our pre-existing natural gas treating operations, and we believe that this growth potential contributed to our acquisition price exceeding the fair value of acquired identifiable net assets and liabilities.  Furthermore, this entire amount of goodwill is expected to be deductible for tax purposes

(18) Lorton, Virginia Products Terminal

On December 15, 2011, we acquired a refined petroleum products terminal located on a 14-acre site in Lorton, Virginia from Motiva Enterprises, LLC for an aggregate consideration of $12.5 million in cash.  The terminal is served exclusively by the Plantation Pipeline and has storage capacity of approximately 450,000 barrels for refined petroleum products like gasoline and jet fuel.  The acquisition complemented and expanded our existing refined petroleum products assets in the northern Virginia market, and the acquired terminal is included as part of our Products Pipelines business segment.  We assigned the entire purchase price amount to "Property, Plant and Equipment, net."

(19) Watco Companies, LLC

On December 28, 2011, we purchased an additional 50,000 Class A preferred shares of Watco Companies, LLC for $50.0 million in cash in a private transaction.  The priority and participating cash distribution and liquidation rights associated with these shares are similar to the rights associated with the 50,000 Class A preferred shares we acquired on January 3, 2011-we receive priority, cumulative cash distributions from the preferred shares at a rate of 3.25% per quarter (13% annually), and we participate partially in additional profit distributions at a rate equal to 0.5%.

Watco Companies, LLC is the largest privately held short line railroad company in the United States, operating 22 short line railroads on approximately 3,500 miles of leased and owned track.  Our investment provided capital to Watco for further expansion of specific projects and complemented our existing terminal network.  It also provides our customers more transportation services for many of the commodities that we currently handle, and offers us the opportunity to share in additional growth opportunities through new projects.  As of December 31, 2011, our net equity investment in Watco totaled $101.7 million and is included within "Investments" on our accompanying consolidated balance sheet.  We account for our investment under the equity method of accounting, and we include it in our Terminals business segment.

(20) Battleground Oil Specialty Terminal Company LLC

On November 8, 2011 we announced our initial 50% equity participation in BOSTCO, and we paid a combined $12.0 million to acquire a 50% Class A member interest (consisting of $11.6 million paid in October 2011 and $0.4 million of pre-development costs incurred and paid for during 2010).  We also made cash contributions of $6.0 million to BOSTCO in December 2011.  Effective December 29, 2011, we acquired from TransMontaigne Partners, L.P. the remaining 50% Class A member interest in Battleground Oil Specialty Terminal Company LLC (BOSTCO) that we did not already own for an aggregate consideration of $8.1 million in cash (net of an acquired cash balance of $9.9 million).  TransMontaigne also received a transferrable option to buy 50% of our ownership interest at any time prior to January 20, 2013; however, we are currently unable to predict whether it will exercise this purchase option.  Following our acquisition of the remaining ownership interest on December 29, 2011, we changed our method of accounting from the equity method to full consolidation, and based on our measurement of fair values for all of the identifiable tangible assets acquired, we assigned $26.1 million to property, plant and equipment.

BOSTCO will construct, own and operate an approximately $430 million oil terminal located on the Houston Ship Channel.  Phase I of the project includes the design and construction of 52 tanks with combined storage capacity of approximately 6.6 million barrels for handling residual fuel, feedstocks, distillates and other black oils.  BOSTCO will initially be a water-in, water-out facility with the capability of handling ships with large drafts up to 45 feet, and we have executed terminal service contracts or letters of intent with customers for almost all of the Phase I storage capacity.  The acquisition of BOSTCO complemented and expanded our existing Gulf Liquids terminal operations, and all of the acquired assets (including the acquired cash balance) are included in our Terminals business segment.

Pro Forma Information

 Pro forma consolidated income statement information that gives effect to all of the acquisitions we have made and all of the joint ventures we have entered into since January 1, 2010 as if they had occurred as of January 1, 2010 is not presented because it would not be materially different from the information presented in our accompanying consolidated statements of income.

 Divestitures

Cypress Interstate Pipeline LLC

Effective October 1, 2010, Westlake Petrochemicals LLC, a wholly-owned subsidiary of Westlake Chemical Corporation, exercised an option it held to purchase a 50% ownership interest in our Cypress Pipeline.  Accordingly, we sold a 50% interest in our subsidiary, Cypress Interstate Pipeline LLC, to Westlake and we received proceeds of $10.2 million.  At the time of the sale, the carrying value of the net assets of Cypress Interstate Pipeline LLC totaled $20.0 million and consisted mostly of property, plant and equipment.  In the fourth quarter of 2010, we recognized an $8.8 million gain from this sale, including an $8.6 million gain amount related to the remeasurement of our retained investment to its fair value.  Due to the loss of control of Cypress Interstate Pipeline LLC, we recognized the retained investment at its fair value, and the gain amount related to remeasurement represents the excess of the fair value of our retained investment ($18.6 million as of October 1, 2010) over its carrying value ($10.0 million).  This fair value of our retained investment was determined by applying a multiple to the future annual cash flows expected from our retained 50% interest.  The $10.2 million value of the transaction with Westlake Chemical Corporation was based on a contract price and does not represent the fair value of a 50% interest in the Cypress Pipeline in an orderly transaction between market participants.  We now account for our retained investment under the equity method of accounting.  We included the entire gain within the caption "Other, net" in our accompanying consolidated statement of income for the year ended December 31, 2010.

 Megafleet Towing Co., Inc. Assets

On February 9, 2011, we sold a marine vessel to Kirby Inland Marine, L.P., and additionally, we and Kirby formed a joint venture named Greens Bayou Fleeting, LLC.  Pursuant to the joint venture agreement, we sold our ownership interest in the boat fleeting business we acquired from Megafleet Towing Co., Inc. in April 2009 (discussed above in "-Acquisitions-(1) Megafleet Towing Co., Inc. Assets") to the joint venture for $4.1 million in cash and a 49% ownership interest in the joint venture.  Kirby then made cash contributions to the joint venture in exchange for the remaining 51% ownership interest.  Related to the above transactions, we recorded a loss of $5.5 million ($4.1 million after tax) in the fourth quarter of 2010 to write down the carrying value of the net assets to be sold to their estimated fair values as of December 31, 2010.  We included this loss within the caption "Other expense (income)," and we recorded the $1.4 million decrease in income tax expense within the caption "Income Tax (Expense) Benefit" in our accompanying consolidated statement of income for the year ended December 31, 2010.

In the first quarter of 2011, after final reconciliation and measurement of all of the net assets sold, we recognized a combined $2.2 million increase in income from the sale of these net assets, primarily consisting of a $1.9 million reduction in income tax expense, which is included within the caption "Income Tax (Expense) Benefit" in our accompanying consolidated statement of income for the year ended December 31, 2011.  Additionally, the sale of our ownership interest resulted in a $10.6 million non-cash reduction in our goodwill (see Note 7), and was a transaction with a related party (see Note 11).

River Consulting, LLC and Devco USA, L.L.C.

Effective April 1, 2011, we sold 51% ownership interests in two separate wholly-owned subsidiaries to two separate buyers, for an aggregate consideration of $8.1 million, consisting of a $4.1 million note receivable, $1.0 million in cash, and a $3.0 million receivable for the settlement of working capital items.  Following the sale, we continue to own 49% membership interests in both River Consulting, LLC, a company engaged in the business of providing engineering, consulting and management services, and Devco USA, L.L.C., a company engaged in the business of processing, handling and marketing sulfur, and selling related pouring equipment.  At the time of the sale, the combined carrying value of the net assets (and members' capital on a 100% basis) of both entities totaled approximately $8.8 million and consisted mostly of technology-based assets and trade receivables.  We now account for our retained investments under the equity method of accounting.

We recognized a $3.6 million pre-tax gain from the sale of these ownership interests (including a $2.1 million gain related to the remeasurement of our retained investment to fair value) and we included this gain within the caption "Other, net" in our accompanying consolidated statements of income for the year ended December 31, 2011.  We also recognized a $1.4 million increase in income tax expense related to this gain, which is included within the caption "Income Tax (Expense) Benefit" in our accompanying consolidated statement of income for the year ended December 31, 2011.

Arrow Terminals B.V.

Effective August 31, 2011, we sold the outstanding share capital of our wholly-owned subsidiary Arrow Terminals B.V. to Pacorini Metals Europe B.V. for an aggregate consideration of $13.3 million in cash.  Arrow Terminals B.V. owns and operates a bulk terminal facility located in the seaport area of Vlissingen, Netherlands.  The terminal is primarily engaged in the business of storing, handling and distributing bulk ferro alloys and general commodities.  Including the removal of our cumulative translation adjustments balance and our estimated costs to sell, we recognized a $1.3 million pre-tax gain from the sale of Arrow Terminals B.V. and we included this gain within the caption "Other expense (income)" in our accompanying consolidated statements of income for the year ended December 31, 2011.

FTC Natural Gas Pipelines Disposal Group-Discontinued Operations

Following KMI's March 15, 2012 announcement to sell the assets that comprise our FTC Natural Gas Pipelines disposal group (described above in Note 1 "General-Kinder Morgan, Inc., Kinder Morgan Kansas, Inc. and Kinder Morgan G.P., Inc."), we began accounting for the disposal group as discontinued operations in accordance with the provisions of the "Presentation of Financial Statements-Discontinued Operations" Topic of the Codification.  Accordingly, we reclassified and reported the FTC Natural Gas Pipelines disposal group's results of operations from our results of continuing operations and reported the disposal group's results of operations separately as "Income from operations of FTC Natural Gas Pipelines disposal group" within the discontinued operations section of our accompanying consolidated statements of income.

Summarized financial information for our FTC Natural Gas Pipelines disposal group is as follows (in millions):

	Year Ended December 31,
Income Statement	2011	2010	2009
Revenues	$322.2	$338.9	$306.1
Operating expenses	(182.2)	(168.3)	(133.3)
Depreciation and amortization	(26.8)	(25.5)	(25.1)
Earnings from equity investments	86.7	87.6	98.5
Interest income and Other, net	2.1	2.7	3.5
Income tax (expense) benefit	(0.5)	(0.2)	(1.7)
Earnings from discontinued operations	$201.5	$235.2	$248.0